THE PRUDENTIAL SERIES FUND, INC.

Supplement dated August 15, 2005 to the Prospectus dated May 1, 2005

This supplement sets forth the changes to The Prudential Series Fund, Inc. (“PSF” or the “Fund”) Prospectus dated May 1, 2005.  All of the Portfolios discussed in this supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the PSF Prospectus and should be retained for future reference.

This supplement sets forth changes to the Prospectus with respect to fees and expenses of the Portfolios.

I.                                       The single asterisk footnote under the Class I Shares Annual Portfolio Operating Expenses Table on page 49 is deleted and replaced with the following:

*  The Portfolio’s total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC (the “Investment Adviser”)  at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.00% for SP AIM Core Equity Portfolio, 1.10% for SP LSV International Value Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.01% for SP Strategic Partners Focused Growth Portfolio.

Effective for the periods July 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006, the Investment Adviser has voluntarily agreed to waive a portion or all of its management fee and reimburse expenses if necessary to limit total expenses, for certain Portfolios as described in the table below.  Had such total expense limits been in place at year-end, annual operating expenses for the year ended December 31, 2004 would have been as given in the following table:

Portfolio	Voluntary Management Fee Waiver and Expense Reimbursement, if necessary, to limit Total Expenses (as % of Portfolio assets) effective July 1, 2005 through December 31, 2005	Total Annual Operating Expenses had Voluntary Total Expense Limit effective 7/1/05 been in place at year-end 12/31/04 (as % of Portfolio assets)	Voluntary Management Fee Waiver and Expense Reimbursement, if necessary, to limit Total Expenses (as % of Portfolio assets) effective January 1, 2006 through June 30, 2006	Total Annual Operating Expenses had Voluntary Total Expense Limit effective 1/1/06 been in place at year-end 12/31/04 (as % of Portfolio assets)
SP AllianceBernstein Large Cap Growth	1.02%	1.02%	1.06%	1.06%
SP LSV International Value	1.10%	1.10%	1.10%	1.10%

Effective for the period July 1, 2005 through June 30, 2006, the Investment Adviser has voluntarily agreed to limit total expenses, for certain Portfolios as described in the table below.  Had such total expense limits been in place at year-end, annual operating expenses for the year ended December 31, 2004 would have been as given in the following table:

Portfolio	Voluntary Total Expense Limit (as % of Portfolio assets)	Total Annual Operating Expenses had Voluntary Total Expense Limit been in place at 12/31/04 (as % of Portfolio assets)
SP Strategic Partners Focused Growth	1.25%	1.25%

II.   The single asterisk footnote under the Class II Shares Annual Portfolio Operating Expenses Table on page 50  is deleted and replaced with the following:

* The Portfolio’s total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the SP Strategic Partners Focused Growth Portfolio’s actual annual operating expenses were 1.41%.

Effective for the period July 1, 2005 through June 30, 2006, the Investment Adviser has voluntarily agreed to limit total expenses, for certain Portfolios as described in the table below.  Had such total expense limits been in place at year-end, annual operating expenses for the year ended December 31, 2004 would have been as given in the following table:

Portfolio	Voluntary Total Expense Limit (as % of Portfolio assets)	Total Annual Operating Expenses had Voluntary Total Expense Limit been in place at 12/31/04 (as % of Portfolio assets)
SP Strategic Partners Focused Growth	1.65%	1.65%